                                                                    EXHIBIT 11





                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated February 20, 1997 in this Registration Statement (Form N-1A No. 33-79994) of Gabelli International Growth Fund, Inc.

                                        /s/ ERNST & YOUNG LLP
                                        -------------------------
                                        ERNST & YOUNG LLP


New York, New York
April 24, 1997